UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SKYPOSTAL NETWORKS, INC.
(Name of the Registrant as Specified In Its Charter)

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SkyPostal Networks, Inc.

June [  ], 2010

Dear Stockholder:

The 2010 Annual Meeting of Stockholders of SkyPostal Networks, Inc. will be held on July [  ], 2010, at 10:00 a.m. at the principal executive offices of the Company, 7805 NW 15th Street, Miami, Florida 33126.  Please read the notice of meeting, proxy statement and annual report accompanying this letter carefully for detailed information concerning the matters being voted on, how to vote your shares without attending the meeting and how to attend the meeting in person if you wish to do so.

Your vote is important. Whether or not you plan to attend the meeting, you can ensure that your shares are represented by promptly voting and submitting your proxy form in the enclosed envelope as described in the notice and proxy statement.

Very truly yours,

/s/ Albert P. Hernandez
Albert P. Hernandez
Chief Executive Officer

SkyPostal Networks, Inc.

Notice of Annual Meeting of Stockholders
To Be Held on July [  ], 2010

To Our Stockholders:

WHAT:	Annual Meeting of Stockholders

WHEN:	[July __], 2010, at 10:00 a.m.

WHERE:	Principal Executive Offices of SkyPostal Networks, Inc.
7805 NW 15th Street
Miami, Florida 33126

WHY:	At this meeting, you will be asked to:

(1)	Elect two director nominees;

(2)	Approve an amendment to the Articles of Incorporation of the Company to increase the authorized common stock from 150,000,000 shares to 350,000,000 shares;

(3)	Approve an amendment to the Articles of Incorporation of the Company to change the name of the Company from SkyPostal Networks, Inc to SkyShop Logistics, Inc.;

(4)	Ratify the appointment of Morrison, Brown, Argiz & Farra, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

(5)	Transact any other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

All stockholders of record at the close of business on July 6, 2010 will receive notice of, and be eligible to vote at, the Annual Meeting of Stockholders or any adjournment thereof. The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Your vote is important.  You can vote your shares by signing, dating and returning the proxy card or voting instruction form in the envelope provided.  Voting in this manner will not prevent you from attending or voting your shares in person at the meeting.  Please call Jackie Valldejuli at (305) 599-1812 if you wish to receive directions to the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July [  ], 2010.  SkyPostal’s 2010 Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2009 are available at www.skypostal.com.

By Order of the Board of Directors,

/s/ Albert P. Hernandez
Albert P. Hernandez
Chief Executive Officer

SkyPostal Networks, Inc.
7805 NW 15th Street
Miami, Florida 33126
 Telephone: (305) 599-1812

PROXY STATEMENT Annual Meeting of Stockholders To Be Held on July [ ], 2010

GENERAL INFORMATION

You are invited to attend SkyPostal’s 2010 Annual Meeting of Stockholders and are entitled and requested to vote on the items of business described in this proxy statement.  Please read this proxy statement carefully. You should consider the information contained in this proxy statement when deciding how to vote your shares at the annual meeting.  In this proxy statement, we refer to the notice of the 2010 Annual Meeting of Stockholders, this proxy statement, our annual report to stockholders for the fiscal year ended December 31, 2009, and the proxy card or voting instruction form as our “proxy materials.”

In this proxy statement, the “Company,” “SkyPostal,” “we,” “our,” or “us” all refer to SkyPostal Networks, Inc. We also refer to the Board of Directors of SkyPostal Networks, Inc. as the “Board.”

INFORMATION ABOUT THE PROXY MATERIALS

Why did I receive this proxy statement?

The Board seeks your proxy for use in voting at our Annual Meeting of Stockholders or at any postponements or adjournments of the annual meeting. The annual meeting will be held at the Company’s Executive Offices located at 7805 NW 15th Street, Miami, Florida 33126, on July [  ], 2010 at 10:00 a.m.

What is a proxy?

Giving us your proxy means that you authorize another person or persons to vote your shares at the annual meeting in the manner you direct. The written document you complete to designate someone as your proxy is usually called a “proxy card” or a “voting instruction form” depending on how the ownership of your shares is reflected in our records. If you are the record holder of your shares, a “proxy card” is the document used to designate your proxy to vote your shares. If you hold your shares in “street name” (i.e., in the name of the broker, bank or other nominee holding your shares), a “voting instruction form” is the document used to designate your proxy to vote your shares. In this proxy statement, the term “proxy card” means the proxy card and the voting instruction form, unless otherwise indicated.

What is the difference between holding shares as a “record” holder and in “street name”?

●	Record Holders
If your shares of common stock are registered directly in your name on our stock records, you are considered the stockholder of record, or the “record” holder of those shares. As the record holder, you have the right to vote your shares in person or by proxy at the annual meeting.

●	Street Name Holders
If your shares of common stock are held in an account at a brokerage firm, bank, or other similar entity, then you are the beneficial owner of shares held in “street name.” The entity holding your account is considered the record holder for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct this entity on how to vote the shares held in your account. However, as described below, you may not vote these shares in person at the annual meeting unless you obtain a legal proxy from the entity that holds your shares giving you the right to vote the shares at the meeting.

What am I voting on?

At the annual meeting, stockholders will vote on the:

(1)           Election of two director nominees;

(2)           Amendment of the Articles of Incorporation of the Company to increase the authorized common stock from 150,000,000 shares to 350,000,000 shares;

(3)           Amendment of the Articles of Incorporation of the Company to change the name of the Company from SkyPostal Networks, Inc. to SkyShop Logistics, Inc.;

(4)           Ratification of the appointment of Morrison, Brown, Argiz & Farra, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

(5)           Transaction of any other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

Who can vote?

Only holders of record of our common stock at the close of business on July 6, 2010, the record date, will receive notice of, and be entitled to vote at, our annual meeting. At the close of business on the record date, [70,211,337] shares of our common stock were outstanding and entitled to vote. Our common stock is our only class of outstanding voting securities. If, on July 6, 2010, your shares were registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc., 3200 Cherry Creek Dr. So., Denver, Co. 80209, Tel: 303-282-4800, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to sign, date and return the enclosed proxy card to ensure your vote is counted.

What constitutes a quorum?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were [70,211,337] shares outstanding and entitled to vote.  Thus, at least [35,105,670] shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

What are the voting rights of the holders of our common stock?

In deciding all matters, a holder of common stock on the record date will be entitled to cast one vote for each share of common stock registered in that holder’s name, on each matter to be voted upon at the annual meeting.

What vote is required to approve each proposal?

Proposal No. 1, the election of two directors, requires a plurality of the votes cast to elect a director. The two nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” directors will affect the outcome. Withheld votes or broker non-votes, as described below, will not affect the outcome of the vote on Proposal No. 1.

Proposal No. 2, the approval of an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock to 350,000,000 shares, requires an affirmative vote by stockholders holding a majority of the total voting power of the Company.  Under Nevada law, the amendment to the Company’s Articles of Incorporation to increase our shares of authorized common stock will be approved if a majority of the outstanding shares of common stock entitled to vote at the meeting vote “For” this proposal.

Proposal No. 3, the approval of an amendment to the Company’s Articles of Incorporation to change the name of the Company from SkyPostal Networks, Inc. to SkyShop Logistics, Inc., requires an affirmative vote by stockholders holding a majority of the total voting power of the Company.

Proposal No. 4, the ratification of the appointment of Morrison, Brown, Argiz & Farra, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, requires that the number of votes cast “For” the proposal exceed the number of votes “Against” the proposal.

How are votes counted and how are abstentions and broker non-votes treated?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count “For” votes, “Against” votes, abstentions, withheld votes and broker non-votes.

Votes withheld and abstentions are deemed as “present” at the annual meeting and are counted for quorum purposes, but will not be counted as votes cast in such matter in determining whether the required vote was received.

Brokers, banks and other nominees holding stock on behalf of the beneficial owners have discretionary voting power to vote the shares without receiving voting instructions from the owner on “routine” matters, but not on “non-routine” matters. A “broker non-vote” occurs when a broker does not receive instructions from a beneficial owner of shares as to how to vote shares on “non-routine” matters, but votes in its discretion on one or more “routine” matters. Broker non-votes will be counted for purposes of a quorum. Proposal No. 4 is considered a “routine” matter so this means that if you hold your shares through a broker, bank or other nominee (that is, in “street name”), and do not provide voting instructions by the tenth day before the annual meeting, the broker, bank or other nominee will have the discretion to vote your shares with respect to such matter.

State law and the articles of incorporation and bylaws of the Company are silent on the issue of how to treat abstentions and broker non-votes.

Who will bear the cost of soliciting proxies for the annual meeting?

We are soliciting proxies and will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders.   In addition to the use of the mails, proxies may be solicited personally or by telephone, facsimile or email by officers and employees of the Company who will not receive any additional compensation for their services. Proxies and proxy material will also be distributed at our expense by brokers, nominees, custodians, and other similar parties.

How do I vote if I attend the annual meeting?

If you are a stockholder of record, you can attend the annual meeting and either submit your proxy beforehand or vote in person on any matters properly brought before the annual meeting. If you choose to attend the meeting, please bring proof of identification and, if you wish to vote at the meeting, the enclosed proxy card. If you wish to vote in person at our annual meeting and you hold our common stock through a bank, broker or other agent or nominee, you must obtain a power of attorney or other proxy authority from that organization and bring it to our annual meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. If you vote in person at the annual meeting, you will revoke any prior proxy you may have submitted.

How do I vote if I do not attend the annual meeting?

You don’t have to attend the annual meeting to vote. The Board is soliciting proxies so that you can vote before the annual meeting. Even if you currently plan to attend the meeting, we recommend that you vote by proxy before the meeting so that your vote will be counted if you later decide not to attend. If you are the record holder of your shares, you may vote by completing, signing, dating and returning the proxy card you received in the mail. If you hold your shares in “street name”, you should send a voting instruction form to the broker, bank or other nominee holding your shares and direct it how to vote.

What if I do not specify how my shares are to be voted on the proxy card?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as follows:

(1)           FOR the election of the two nominees for director proposed by the Board;

(2)           FOR the amendment of the Articles of Incorporation of the Company to increase the authorized common stock from 150,000,000 shares to 350,000,000 shares;

(3)           FOR the amendment of the Articles of Incorporation of the Company to change the name of the Company from SkyPostal Networks, Inc. to SkyShop Logistics, Inc.;

(4)           FOR the ratification of the appointment of Morrison, Brown, Argiz & Farra, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

(5)           If any other matter is properly presented at the meeting, the individuals named on your proxy card will vote your shares using their best judgment.

YOUR VOTE IS VERY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

What does it mean if I receive more than one proxy card from SkyPostal?

If you receive more than one proxy card from us or your broker, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Has the Board made a recommendation regarding the matters to be acted upon at the annual meeting?

Our Board recommends that you vote “FOR” the election of its two nominees for director, the approval of the amendment of the Articles of Incorporation of the Company to increase the authorized common stock from 150,000,000 shares to 350,000,000 shares, the approval of the amendment of the Articles of Incorporation of the Company to change the name of the Company to SkyShop Logistics, Inc. and the ratification of the appointment of Morrison, Brown, Argiz & Farra, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Can I change my vote?

Yes. You may revoke your proxy by doing any of the following:

(1)           You may send a written notice that you are revoking your proxy to our Chief Executive Officer at the address indicated below, so long as it is received prior to the annual meeting.

(2)           You may submit another properly completed proxy card with a later date to the Company, so long as it is received prior to the annual meeting.

(3)           You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Any written notice of revocation, or later dated proxy card, should be delivered to:

SkyPostal Networks, Inc.
7805 NW 15th Street
Miami, Florida 33126
Attention: Albert P. Hernandez, Chief Executive Officer

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in our quarterly report on Form 10-Q for the third quarter of 2010 ending September 30, 2010.

PROPOSAL 1:  ELECTION OF DIRECTORS

Proposal

Our Board currently consists of six members, two of whom have been nominated for re-election at this year’s annual meeting.  Harold Gassenheimer and John Nolan are nominated hereby as Class II directors to hold office for three years until the annual meeting of stockholders in 2013; Albert P. Hernandez and A.J. Hernandez are Class III directors and hold office until the annual meeting of stockholders in 2011; and Michael Margolies and Menachem Kranz are Class I directors and hold office until the annual meeting of stockholders in 2012.  All directors are elected for three year terms.

The Board recommends you vote FOR both of the nominees, whose biographies are set forth below (Item 1 on the proxy card).

The Nominating and Governance Committee has nominated Harold Gassenheimer and John Nolan for election as directors at the annual meeting. Unless otherwise directed, the proxy holder will vote the proxies received by him/her for the nominees named above. If any nominee is unable or declines to serve as a director at the annual meeting, the proxies will be voted for any nominee who is designated by the present Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. Each director elected at the annual meeting will hold office until the next annual meeting at which the class of directors to which such director is a member is up for election, or until such director’s earlier resignation or incapacity and his or her successor is elected and qualified.

Directors are elected by a plurality of the votes cast. If a director nominee, who is serving as a director at the time of the election, does not receive a plurality of the votes cast, such nominee will tender his/her resignation to the Board. The Board will then either accept or reject the resignation. The Board publicly discloses its reasons and decision with regard to such resignation within 90 days from the date on which the election results are certified. The director who tenders his/her resignation does not participate in the Board’s decision.

Nominee Biographies

John Nolan — Non-Executive Director.  Mr. Nolan has served on the Board since May 2010.  Mr. Nolan is a former Deputy Postmaster General and has significant executive experience in both the government and private sectors.  Mr. Nolan is currently a board member for Mail Express and Cross Commerce Media.  Mr. Nolan serves as senior advisor to All Vision and Western Union.  Mr. Nolan served as Deputy Postmaster General for just over five years ending in mid-2005, one of the most challenging yet successful periods for the U.S.P.S. Mr. Nolan began his postal career as a management intern and quickly rose through the ranks to become Regional General Manager for Delivery, Regional Director for Customer Services, and Postmaster/General Manager of the world’s largest post office, New York City. From 1989 to 2000, Mr. Nolan was recruited to run the operations of Tritech, a print/fulfillment/lettershop/proxy services company within Merrill Lynch. In addition to his corporate work, Mr. Nolan serves on the boards of several nonprofit organizations including the Smithsonian National Postal Museum, the Envelope Manufacturers Foundation, Washington & Lee University’s Shepherd Poverty Program and St. Columba Episcopal Church. Mr. Nolan also offers pro bono consulting services to nonprofit organizations in the Washington DC area. John’s undergraduate degree is from Washington & Lee University and he also attended Harvard Business School’s Program for Management Development.

Harold Gassenheimer — Non-Executive Director.  Mr. Gassenheimer has served on the Board since May 2010.  Mr. Gassenheimer brings over 30 years of financial and general management experience to the Company’s Board.  Mr. Gassenheimer obtained his MBA from the Harvard School of Business and began his career at ExxonMobil where he served 23 years in various executive positions, developing expertise in international tax, legal and accounting matters.  Since his tenure at ExxonMobil, Mr. Gassenheimer has participated as a partner with responsibility for finance in several large real estate development projects where he arranged debt financing and handled reporting requirements with banks.   From 1998 to 2001, he was the Treasurer of Cunard Line Limited and Seabourn Cruise Line, a division of Carnival Corporation, where he rebuilt the controls, systems and procedures for cash management.  Following that, Mr. Gassenheimer served as CFO for Avalon Research Group until its successful sale in 2005. Since then he has served as CFO of Reefbreak Management, a hedge fund, and COO of MAMC, Inc., a mortgage servicer.  Hal is currently the CFO of Littlebanc Advisors LLC, an investment firm.

Vote Required and Board Recommendation

Directors are elected by plurality vote, meaning that the two persons receiving the most votes at the meeting, assuming a quorum is present, are elected as directors of the Company. Any nominee that is a current director who is not elected by plurality vote will tender his/her resignation to the Board, and the Board will act on such resignation as described above.  Our Board recommends that the stockholders vote “FOR” John Nolan and Harold Gassenheimer to serve on the Board (Item 1 on the proxy card).

ADDITIONAL INFORMATION ABOUT THE BOARD OF DIRECTORS

Biographies and Other Information

The names of the directors, including the nominees, and certain information about them are set forth below.

Name of Director	Age	Position(s) with SkyPostal	Director Since
Albert P. Hernandez	61	Chairman, Chief Executive Officer	2008
A.J. Hernandez	40	Chief Operating Officer and Director	2008
Menachem Kranz	35	Non-Executive Director	2010
Michael Margolies	51	Non-Executive Director	2010
Harold Gassenheimer	71	Non-Executive Director	2010
John Nolan	62	Non-Executive Director	2010

Albert P. Hernandez — Chairman and Chief Executive Officer.  Mr. Hernandez has served on the Board since 2008.  Mr. Hernandez was born in Havana, Cuba and immigrated to the United States at the age of eight. Mr. Hernandez has over 40 years’ experience in mail and messenger delivery services, having been involved in over 60 messenger, courier and delivery company acquisitions. He was a pioneer in developing the private courier and mail delivery business in Latin America, opening his first operation in Venezuela in 1972. From 1965 to 1978, Mr. Hernandez held various executive positions at Choice Delivery Systems/Choice Logistics, a U.S.-based local messenger service operating in 40 states. Between 1978 and 1984, he started and ran Choice Air Courier, specializing in courier delivery in Latin America.  In 1985, he became President of Sky Courier International and in 1986 became Chief Operating Officer of Sky Courier Network, with 650 employees, which was sold to Airborne Express in 1988.  In 1988, he formed SkyNet Worldwide Express, which he sold to LanLogistics, a division of Lan Chile Airlines in 2001. He founded SkyPostal in 2002 in partnership with Lan. In 2004, along with Holston Investments, he purchased SkyPostal from Lan. He has a B.B.A. degree in Accounting (1972) and an M.B.A. degree in Marketing (1975) from Iona College, New Rochelle, NY.  Mr. Hernandez is the father of A.J. Hernandez.

A.J. Hernandez — Chief Operating Officer and Executive Director.  A.J. Hernandez has served on the Board since 2008.  A.J. Hernandez has been employed by SkyPostal since 2001, and is responsible for the Company’s international operations.  He has negotiated all service provider agreements for the Company in the Latin American and Caribbean region.  Between 1993 and 2001, A.J. Hernandez developed SkyBox Services, Inc., a Latin American company that provided a means by which Latin American residents could receive mail, catalogues, Internet purchases and other parcel from U.S. companies.  He sold SkyBox to LanLogistics, a division of Lan Chile Airlines, in 2001.  He was a co-founder of SkyPostal in partnership with Lan, and in 2004, A.J. Hernandez and his father Albert P. Hernandez purchased SkyPostal from Lan.  A.J. Hernandez also played professional baseball for the California Angels during 1992-1993.  He has a B.B.A. degree in Marketing from the University of North Florida (1992), and an M.B.A. degree in International Business from Florida International University (1998).  A.J. Hernandez is the son of Albert P. Hernandez.

Menachem Kranz — Non-Executive Director.  Mr. Kranz has served on the Board since May 2010.  Mr. Kranz has worked for over a decade in the securities and finance industry, most recently as vice president in the PIPEs practice at Ladenburg Thalmann & Co.  Prior to joining Ladenburg, Mr. Kranz leveraged his extensive contacts and relationships within the hedge and mutual fund communities in a variety of contexts, including as a hybrid trader with RBC Capital Markets and a senior vice president of institutional research sales at Avalon Research Group Inc. where he was instrumental in the rapid growth and development of the firm. Mr. Kranz’s educational background, Rabbinical College of America, laid the foundation for sound analytical minded process and affability.

Michael Margolies — Non-Executive Director.  Mr. Margolies has served on the Board since May 2010.  Mr. Margolies has over 25 years of investment banking experience.  Mr. Margolies was a Managing Director of Ladenburg Thalmann & Co., Inc. where he led the firm’s PIPE practice. Mr. Margolies founded and served as CEO of independent research provider, Avalon Research Group Inc., from 1995 through its sale in 2004. With over 100 hedge fund and mutual fund clients, Avalon was a top rated independent research firm and founding member of Investorside Research Association, a non-profit trade association of investment research providers not engaging in investment banking. Prior to founding Avalon, Mr. Margolies managed long/short discretionary accounts for M.A. Berman & Co., a boutique money management and brokerage firm with more than $500 million under management. In the eighties to early nineties, Mr. Margolies managed discretionary accounts as a Senior V.P. and Limited Partner at Oppenheimer and Company in New York. Mr. Margolies is currently Chief Executive Officer at Littlebanc, a boutique investment banking firm.

John Nolan — Non-Executive Director.  Please refer to Mr. Nolan’s biography above.

Harold Gassenheimer — Non-Executive Director.  Please refer to Mr. Gassenheimer’s biography above.

Director Compensation

The compensation received by directors in 2009 is shown below:

	Fees earned or paid in		Option	Non-equity incentive plan	Change in pension value and nonqualified deferred compensation	All other
Director	cash	Stock awards	awards	compensation	earnings	compensation	Total

Albert P. Hernandez	$—	$—	$—	$—	$—	$—	$—
A.J. Hernandez	$—	$—	$—	$—	$—	$—	$—
Christian J. Weber	$—	$—	$—	$—	$—	$—	$—
Mathijs van Houweninge	$—	$—	$—	$—	$—	$45,192	$45,192
S. David Fineman	$17,000	$—	$—	$—	$—	$—	$17,000
Florian M. Schuhbauer	$—	$—	$—	$—	$—	$—	$—
Jose Misrahi	$22,500	$—	$—	$—	$—	$—	$22,500

During 2009, no additional stock was granted to the directors except that Mr. van Houweninge was granted 53,800 preferred shares of the Company’s PuntoMio subsidiary for service to PuntoMio.  These shares were valued at $0.84 each for an aggregate value of $45,192 based on an independent third party appraisal. In addition, $22,500 and $17,000 was accrued for Messers. Jose Misrahi and David Fineman, respectively, for their services as directors.  Of these amounts, $5,000 was paid to each during 2009.

We reimburse each director for reasonable travel expenses related to such director’s attendance at Board meetings.  On May 10, 2010, the Board authorized the issuance of 150,000 fully-paid, nonassessable shares of the Company’s common stock each to Florian Schuhbauer and Mathijs van Houweninge, in recognition of their service on the Board.  Further, on May 10, 2010, the Board authorized the issuance of 150,000 fully-paid, nonassessable shares of the Company’s common stock to Mathijs van Houweninge as compensation for his continuing advice to the Company with respect to PuntoMio, and such shares will become issuable on April 1, 2011.

CORPORATE GOVERNANCE

Director Nominations

The Company has a Nominating and Governance Committee.  The Committee’s charter is available on our website at www.skypostal.com.

The Board will consider director nominees recommended by stockholders. A stockholder who wishes to recommend a person or persons for consideration as a nominee for election to the Board must send a written notice by mail to the Company at 7805 NW 15th Street, Miami, Florida 33126, that sets forth: (1) the name, address (business and residence), date of birth and principal occupation or employment (present and for the past five years) of each person whom the stockholder proposes to be considered as a nominee; (2) the number of shares of the common stock of the Company beneficially owned (as defined by Section 13(d) of the Securities Exchange Act of 1934) by each such proposed nominee; (3) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy statement to stockholders pursuant to Section 14(a) of the Securities Exchange Act of 1934; and (4) the name and address (business and residence) of the stockholder making the recommendation  and the number of shares of the common stock of the Company beneficially owned (as defined by Section 13(d) of the Securities Exchange Act of 1934) by the stockholder making the recommendation.  The Company may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director of the Company.  Stockholder recommendations will be considered only if received no less than 120 days before the date of the proxy statement sent to stockholders in connection with the previous year’s annual meeting of stockholders.

The Board will consider any nominee recommended by a stockholder in accordance with the preceding paragraph under the same criteria as any other potential nominee.  The Board believes that a nominee recommended for a position on the Company’s Board must have an appropriate mix of director qualifications and skills.  For a proposed board member, the Board will in the first instance consider the independence of the proposed member and the appropriate size of the board and then the qualifications of the proposed member.  Qualifications of a prospective nominee that may be considered by the Board include:

●	Personal integrity and high ethical character;
●	Professional excellence;
●	Accountability and responsiveness;
●	Absence of conflicts of interest;
●	Fresh intellectual perspectives and ideas; and
●	Relevant expertise and experience and the ability to offer advice and guidance to management based on that expertise and experience.

The Company did not receive, as of June 14, 2010, any recommended nominee from any stockholder.

Board of Directors and Committees

Board Meetings.  During fiscal year 2009, the Board held 12 meetings. Each director attended at least 75% of the aggregate number of meetings of the Board and meetings held by all committees of the Board on which such director served.  The Company has a policy requiring each of its directors to attend the annual meeting every year, unless extenuating circumstances prevent their attendance.  Seven directors attended the 2009 Annual Meeting of Stockholders.

Stockholder Communications with Board of Directors.  Stockholders wishing to communicate with the Board or any of its members may send a written communication to us, care of our Secretary, at the address of our principal executive offices. Our Secretary will forward the communication to whom the communication is addressed unless the communication is unduly hostile, threatening, illegal, or harassing, in which case our Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

Committees.  In addition to the Nominating and Governance Committee, the Company has an Audit Committee and a Compensation Committee.  Our Audit Committee is chaired by Hal Gassenheimer and includes Michael Margolies and Menachem Kranz, who are all independent and non-executive directors. Our Compensation Committee is chaired by Michael Margolies and includes Hal Gassenheimer and John Nolan, who are all independent and non-executive directors. Our Nominating and Governance Committee is chaired by Menachem Kranz and includes Hal Gassenheimer and John Nolan, both of whom are independent and non-executive directors, and Albert Hernandez, who is not independent.

Audit Committee and Committee Report.  The Board has adopted a Charter to govern the operations of its Audit Committee.  A current copy of this Charter is available on our website at www.skypostal.com.  The Board has determined that Hal Gassenheimer meets the definition of a “audit committee financial expert” as defined in Item 401(d)(5)(ii) of Regulation S-K.

For the year ended December 31, 2009, the Board appointed an Audit Committee whose members were Jose Misrahi, S. David Fineman and Florian Schuhbauer.  The Board determined that Jose Misrahi met the definition of a “audit committee financial expert” as defined in Item 401(d)(5)(ii) of Regulation S-K.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board.  Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.  In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements to be included in the Company’s Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards.  Also, the committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters described in the written disclosures and letter required to be furnished by the independent auditors in accordance with the applicable requirements of the Public Company Accounting Oversight Board.

The committee discussed with the Company’s independent auditors the overall scope and plans for their audit.  The committee meets with the independent auditors, with and without management present, to discuss the results of the examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.  The committee held four meetings during the year ended December 31, 2009.

In reliance on the reviews and discussions referred to above, the committee recommended to the Board (and the Board has approved) that the audited financial statements prepared by the independent auditors be included in the Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission (“SEC”).

Director Independence.  Presently, we are not required to comply with the director independence requirements of any securities exchange. In determining whether our directors are independent, however, we intend to be guided by the rules of the American Stock Exchange (AMEX). Our Board will also consult with counsel to ensure that the Board’s determinations are consistent with AMEX rules and all relevant securities and other laws and regulations regarding the independence of directors, including those adopted under the Sarbanes-Oxley Act of 2002 with respect to the independence of audit committee members. The AMEX listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment.

Currently, we satisfy the “independent director” requirements of the AMEX, which require that a majority of a Company’s directors be independent.  All of our directors are independent, except for Albert P. Hernandez and A.J. Hernandez.

Board Leadership Structure and Role in Risk Oversight.

Albert P. Hernandez serves as the Chief Executive Officer of the Company as well as the Chairman of the Board.

Hal Gassenheimer has been appointed as the Lead Independent Director to the Board.  Mr. Gassenheimer’s role is to ensure that the Board functions independently of management of the Company and other non-Independent Directors.  Mr. Gassenheimer reviews items of importance for consideration by the Board with Albert Hernandez as Chairman of the Board and Chief Executive Officer of the Company.  Mr. Gassenheimer leads regularly scheduled meetings of the Independent Directors for which management is not present and represents such Directors in discussions with management of the Company on corporate governance issues and other matters.  The Company has determined that its leadership structure is appropriate based on the size of the Company and the nature of its business.

The Board recognizes the importance of establishing procedures to ensure the effective and independent operation of the Board and has implemented policies in furtherance of such goals.  The Board has complete access to management of the Company,   requires timely and accurate reporting from management and regularly reviews the quality of management’s reports.  Albert Hernandez, as Chairman of the Board, monitors the nature and timeliness of information requested by and provided by management to the Board to determine if the Board can be more effective in identifying problems and opportunities for the Company.  In addition, individual directors and the Board committees may engage external advisors at the Company’s expense in appropriate circumstances.

Executive Officers

The following table sets forth information concerning the Executive Officers of the Company.

Name of Executive Officer	Age	Position(s) with SkyPostal	Officer Since

Albert P. Hernandez	61	Chairman, Chief Executive Officer	2008

A.J. Hernandez	40	Chief Operating Officer and Chief Financial Officer	2008

The business experience during the past five years of our Executive Officers is described above under “Additional Information about the Board of Directors.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of June 14, 2010. The information below indicates:

●	each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;
●	each of our directors and executive officers; and
●	all directors and executive officers as a group.

Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock indicated. Under Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a person is deemed to be the beneficial owner of shares of common stock if such person can, directly or indirectly, exercise voting or investment power over such shares, or if such person has the right to acquire beneficial ownership of such shares at any time within 60 days from the date of determination. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.  Except as otherwise indicated, the address of each person or entity named in the following table is c/o SkyPostal Networks, Inc., 7805 NW 15th Street, Miami, Florida 33126.

Name of Holder	Number of Shares of Common Stock	Percent Owned of Common Stock

Albert P. Hernandez	3,907,851	5.6%

A. J. Hernandez	3,886,058	5.6%

Michael Margolies (1)(2)	6,857,616	8.9%

John Nolan (2)	300,000	*

Menachem Kranz (2)	300,000	*

Harold Gassenheimer (2)	300,000	*

Holston Investments, BVI Road Town Tortola, British West Indies	7,626,780	11%

LBI Investments, LLC (1) 601 South Federal Highway Boca Raton, Fl. 33632	54,240,000	43.6%

All executive officers and directors as a group (six individuals)	15,551,525	19.9%
* Beneficial ownership does not exceed 1%

(1)           On May 18, 2010, the Company entered into a Note Purchase Agreement (the “Note Purchase Agreement”) pursuant to which it agreed to sell a 3% Senior Secured Convertible Note (the “Note”) and a Warrant (the “Warrant”) to LBI Investments, LLC (“LBI”) for a purchase price of $2,260,000. The Note bears interest at an annual rate of 3% (subject to adjustment as provided in the Note), payable monthly beginning on June 1, 2010, and matures on May 19, 2013.  Principal of the Note and interest accrued thereon are convertible into shares of the common stock of the Company at a conversion price of $.05 (subject to adjustment as provided in the Note). The Warrant, which expires three years from the date of issuance, is exercisable into 9,040,000 shares of the Company’s common stock at an exercise price of $0.15 (subject to adjustment as provided in the Warrant).  Mr. Margolies owns a 12.09% membership interest in LBI and may be deemed to beneficially own his pro rata share of the shares of common stock underlying the Note and Warrant.  In connection with the Note Purchase Agreement, the Company entered into a Registration Rights Agreement pursuant to which the Company agreed to register the shares issuable upon conversion of the Note and exercise of the Warrant for resale by LBI under the Securities Act of 1933 and also entered into a Security Agreement in which the Company and its subsidiary, SkyShop Logistics, Inc., agreed to grant a security interest to LBI in all of their respective assets.  For more information on this transaction, see our Form 8-K filed with the Securities and Exchange Commission on May 20, 2010 and the Schedule 13D filed by LBI with the Securities and Exchange Commission on June 1, 2010.

(2)           On June [  ], 2010, the Board voted to grant to each director noted  a stock award of 300,000 shares of our common stock, which will vest in three equal installments on May 1, 2011, May 1, 2012, and May 1, 2013, as long as the director continues to serve on the Board. The stock award was granted under our stock incentive plan.

EXECUTIVE COMPENSATION

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board is chaired by Michael Margolies and includes Hal Gassenheimer and John Nolan, who are both independent and non-executive directors. The Compensation Committee acted once during the year ended December 31, 2009 to establish compensation criteria and levels and to grant options.  The Compensation Committee has a Charter, a copy of which is available on our website at www.skypostal.com.

Overview and Philosophy

The primary objective of the Company’s executive compensation program is to help the Company to achieve its strategic business objectives and to create value for the Company’s stockholders by attracting, motivating and retaining highly qualified employees with outstanding ability. In addition, the compensation program is designed to promote teamwork, initiative and resourcefulness on the part of key employees whose performance and responsibilities directly affect Company profits. The compensation program strives to align compensation methods with stockholder interests to achieve desired results and, above all, to pay for performance.

The Compensation Committee is charged with the following responsibilities:

●	Reviewing and recommending to the Board the annual base salary, bonus and other benefits for the senior executive officers of the Company;

●	Reviewing executive and director compensation with the executive officers of the Company;

●	Reviewing and commenting on new executive compensation programs that the Company proposes to adopt;

●
Periodically reviewing the results of the Company’s executive compensation and perquisite programs to ensure that such compensation is properly coordinated to yield payments and benefits that are reasonably related to executive performance;

●	Ensuring that a significant portion of executive compensation is reasonably related to the long-term interests of the stockholders;

●	Participating in the preparation of certain portions of the Company’s annual proxy statement;

●	Preparing an annual Compensation Committee Report; and

●	Ensuring that the Company undertakes appropriate planning for management succession and advancement.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the management of the Company.  Based on such review and discussion, the Compensation Committee recommended to the Board that such discussion and analysis be included herein. The Compensation Committee for fiscal year 2009 consisted of Florian Schuhbauer, Mathijs van Houweninge and Jose Misrahi, who were all independent and non-executive directors.

Executive Officer Compensation Program

The Company’s executive compensation program consists of a mix of base salary, cash bonuses and stock options or stock grants. In determining the mix and total amount of compensation for each executive officer, the Compensation Committee subjectively considers the executive’s overall value to the Company including past and expected contributions by the officer to the Company’s goals. In addition, the Compensation Committee strives to balance short-term and long-term incentive compensation to achieve desired results.

Base Salary

The Company has historically determined base salary for its executives based on qualifications, job requirements and competitive market salaries that such qualifications and job requirements command. As the Company grows, it will rely more heavily on peer group competitive compensation practices to remain consistent and competitive in its compensation practices. Salaries for executives will be reviewed by the Compensation Committee on an annual basis and may be adjusted based upon its assessment of the individual’s contribution to and financial growth of the Company as well as competitive pay levels.

Bonus

Bonuses may be granted for a fiscal year after the financial results for that fiscal year become available. The Compensation Committee will meet to consider annual bonuses for each executive based on individual performance as well as overall financial results of the Company for the year. There is no requirement that bonuses be paid; however, pursuant to their employment agreements, certain executive officers may be entitled to receive an annual bonus, the actual amount of which will be determined in the sole discretion of the Compensation Committee and the Board.

Stock Options and Stock Bonuses

The Company believes that significant equity interests in the Company in the form of stock options and stock bonuses granted to the Company’s management serve to align the interests of the executive management team with stockholder interests. The Compensation Committee may grant stock options and restricted stock to executives and other key employees of the Company pursuant to the Company’s stock incentive plan.

In determining the grants of stock options and restricted stock, the Compensation Committee will take into account, among other things, the respective scope of responsibility and the anticipated performance requirements and contributions to the Company of each proposed award recipient as well as the amount of prior grants.

Benefits

The Company provides medical benefits to the executive officers that are generally available to Company employees.  Additionally, executive officers may be provided with other benefits, such as life insurance and an automobile allowance.

Compensation of Executive Officers

The following summary compensation table sets forth information concerning the total cash and non-cash compensation paid to or accrued for each person who served as an executive officer of our Company or our subsidiaries and certain other individuals whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2009 (collectively, the “Named Executive Officers”).

				Option	All Other
Name and Principal Position	Salary	Bonus	Stock Awards	Awards	Compensation		Total
Albert P. Hernandez
Chief Executive Officer and Chairman	$206,730	$—	$—	$—	$30,636	(b)	$237,366

A.J. Hernandez
Chief Operating and Chief Financial Officer	185,616	—	—	—	17,178	(c)	202,794

Christian Weber (a)
Director of European Operations	$102,000	—	—	—	3,935	(d)	105,935

(a) Mr. Weber resigned as a Director of the Company in May 2010;  however, Mr. Weber has remained with the Company as its Director of European Operations.

(b) Consists of approximately $18,000 in car-related expenses and $12,000 in medical insurance premiums paid on behalf of Albert Hernandez.

(c) Consists of approximately $4,000 in car-related expenses and $13,000 in medical insurance premiums paid on behalf of A.J. Hernandez.

(d) Consists of medical insurance premiums paid on behalf of Mr. Weber.

Employment Agreements

Albert P. Hernandez.  Albert Hernandez’s 2009 compensation was earned pursuant to an employment agreement with the Company that is no longer in effect. The employment agreement had an initial term of five years.  Albert Hernandez received a base salary of $200,000, subject to annual increases at the discretion of the Board, and an annual performance bonus equal to three percent of pre-tax income, such annual bonus not to exceed $500,000. Albert Hernandez was also entitled to additional benefits, including reimbursement of business expenses, paid vacation, an automobile allowance, a telephone allowance, life insurance and participation in other company benefit plans or programs that may have been available to other executives or employees of our Company.

 On May 17, 2010, the Company entered into a new employment agreement with Albert Hernandez, whereby Albert Hernandez’s base salary was reduced to $130,000, subject to annual increases at the discretion of the Board.

A.J. Hernandez.  Albert Hernandez’s 2009 compensation was earned pursuant to an employment agreement with the Company that is no longer in effect.  The employment agreement had an initial term of five years.  A.J. Hernandez received a base salary of $175,000, subject to annual increases at the discretion of the Board, and an annual performance bonus equal to one percent of pre-tax income. A.J. Hernandez was also entitled to additional benefits, including reimbursement of business expenses, paid vacation, an automobile allowance, a telephone allowance and participation in other company benefit plans or programs that may have been available to other executives or employees of our Company.

On May 17, 2010, the Company entered into a new employment agreement with A.J. Hernandez, whereby A.J. Hernandez’s base salary was reduced to $130,000, subject to annual increases at the discretion of the Board.

On November 1, 2008, Albert and A.J. Hernandez agreed to defer 35 and 30 percent of their salaries, respectively, until such time as the Company’s cash flow permits the payment of their full salaries in cash.

Albert and A.J. Hernandez do not have any options or shares with accelerated vesting in the event of a change in control.

Stock Options and Warrants

No options were issued during the fiscal year ended December 31, 2009.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Such officers, directors, and ten percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file.  Based solely on our review of the copies of such forms received by us or written representations from certain reporting persons that no Forms 5 were required for such persons, we believe that, during the fiscal year ended December 31, 2009, all Section 16(a) filing requirements applicable to our officers, directors, and ten percent stockholders were satisfied.

PROPOSAL 2: AMENDMENT OF COMPANY’S ARTICLES OF
 INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

Proposal

The Company proposes to amend the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock, par value $0.001 per share, from 150,000,000 shares to 350,000,000 shares.

Background Information

As of July 6, 2010, the Company had [70,211,337] shares of its common stock outstanding. The Company’s authorized common stock consists of 150,000,000 shares.

The Company is increasing its authorized common stock to 350,000,000 shares to: (1) allow for potential future issuance of common stock, or options, warrants, convertible securities and other instruments exercisable or convertible into common stock; and (2) ensure that the Company has sufficient authorized common stock to satisfy its obligation to issue common stock upon the exercise of options, warrants and other convertible securities that are currently outstanding.

Additional authorized but unissued shares of common stock and additional options, warrants, convertible securities and other instruments may be issued at such times and for such consideration as the Board may determine to be appropriate. These issuances may be made without further authority from the Company’s stockholders, except as otherwise required by applicable law or regulation.

The proposed amendment to our Articles of Incorporation is attached as Appendix A to this proxy statement.  Upon approval of the amendment by our stockholders, we will file the amendment with the Nevada Secretary of State promptly after the annual meeting. If the amendment is not approved by our stockholders, our Articles of Incorporation will not be amended with respect to this proposal and our authorized number of shares of common stock will remain unchanged.

Effect of the Amendment

The amendment will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company or proportionate voting power unless and until additional shares of common stock authorized through the amendment are issued.

 The amendment will have the following effects upon the shares of the Company’s capital stock outstanding and the number of authorized and unissued shares of capital stock:

●	The number of shares of common stock owned by each stockholder will remain the same;

●	The number of shares of authorized common stock will increase to 350,000,000 shares from 150,000,000 shares;

●	The number of shares of authorized preferred stock will remain unchanged; and

●	The par value of the common stock will remain unchanged.

No Rights of Appraisal

Under applicable law, the Company’s stockholders are not entitled to appraisal rights with respect to the amendment, and the Company will not independently provide its stockholders with any such right.

No Preemptive Rights

Pursuant to the Articles of Incorporation of the Company, the Company’s stockholders are not entitled to preemptive rights with respect to the amendment, and the Company will not independently provide its stockholders with any such right.

Certain Federal Income Tax Consequences

The Company believes that there are no federal income tax consequences to holders of common stock as a result of the amendment. However, the Company’s beliefs regarding the tax consequence of the amendment are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident foreign individuals, broker-dealers and tax exempt entities. Stockholders are urged to consult their own tax advisors with respect to the Federal, State and local tax consequences of the amendment.

The Board recommends that stockholders vote FOR approval of the proposal to amend the Company’s Articles of Incorporation to increase the authorized shares of common stock (Item 2 on the proxy card).

PROPOSAL 3: AMENDMENT OF COMPANY’S ARTICLES OF
INCORPORATION TO CHANGE THE NAME OF THE COMPANY

Proposal

The Company proposes to amend the Company’s Articles of Incorporation to change the name of the Company to “SkyShop Logistics, Inc.”

Purpose

We believe the name “SkyShop Logistics, Inc.” better reflects our current business model and that changing our name is appropriate given the material transformation of the Company following the restructuring of our operations over the past year.

The proposed amendment to our Articles of Incorporation is attached as Appendix A to this proxy statement.  Upon approval of the amendment by our stockholders, we will file the amendment with the Nevada Secretary of State promptly after the annual meeting.  Regardless of the change of our corporate name, our common stock will continue to trade on the OTC Bulletin Board under the symbol “SKPN”.  If the amendment is not approved by our stockholders, our Articles of Incorporation will not be amended with respect to this proposal and our corporate name will remain unchanged.

Effect of the Amendment

The amendment will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s ownership of our common shares.  If you hold your shares in certificate form, you are not required to exchange your certificate for a certificate under the new corporate name “SkyShop Logistics, Inc.”  Stockholders who wish to exchange their current certificate for a new certificate in the new name of the Company can do so following the annual meeting by contacting our transfer agent, Corporate Stock Transfer, Inc., 3200 Cherry Creek Dr. So., Denver, Co. 80209, Tel: 303-282-4800, and paying the fee required by our transfer agent.

The Board recommends that stockholders vote FOR approval of the proposal to amend the Company’s Articles of Incorporation to change the Company’s name to “SkyShop Logistics, Inc.” (Item 3 on the proxy card).

PROPOSAL 4: RATIFICATION OF APPOINTMENT
 OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal

Stockholders will vote at the annual meeting to ratify the appointment by the Audit Committee of Morrison, Brown, Argiz & Farra, LLP (“Morrison Brown”) as our independent auditors for the year ending December 31, 2010.  Although we are not required to seek stockholder ratification of this appointment, the Board believes it is sound corporate governance to do so. If stockholders do not ratify the appointment of Morrison Brown, the Audit Committee will consider the stockholders’ action in determining whether to appoint Morrison Brown as our independent auditors for 2011.

The Board recommends that stockholders vote FOR the proposal to ratify the appointment of Morrison Brown as our independent auditors for 2010 (Item 4 on the proxy card).

Relationship with Independent Public Accountants

Morrison Brown served the Company as its independent auditors for the year ended December 31, 2009, and served as the Company’s independent auditors since 2003.  A representative of Morrison Brown is expected to be present at the Annual Meeting of Stockholders, will be available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

During the years ended December 31, 2008 and December 31, 2009, Morrison Brown billed the Company for its services as follows:

Audit Fees. For aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements for the years ended December 31, 2008 and December 31, 2009 and the reviews of the financial statements included in the Company’s quarterly reports filed with the SEC during the years:

2008:	$189,445
2009:	$120,000

Tax Fees.  For aggregate fees billed for professional services rendered for the preparation of the Company’s annual tax returns for the years ended December 31, 2008 and December 31, 2009:

2008:	$6,400
2009:	$9,200

The Audit Committee is of the opinion that the provision of services described above was compatible with maintaining the independence of Morrison Brown.  All services rendered to the Company by Morrison Brown are permissible under applicable laws and regulations, and are pre-approved by the Audit Committee.  A statement of work and associated fees for audit and tax services is negotiated by the Audit Committee before work is begun.  Professional services outside of the statement of work are requested on an as needed basis.  These services are actively monitored (both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in Morrison Brown’s core work, which is the audit of the Company’s financial statements.  The Company’s Board has accepted the recommendation of the Audit Committee that the Company retain the firm of Morrison Brown to serve as the Company’s independent auditors for the year ending December 31, 2010.

STOCKHOLDER PROPOSALS

In accordance with Rule 14a-8 under the Exchange Act and our bylaws, any stockholder who intends to submit a proposal at our 2011 Annual Meeting of Stockholders and who wishes to have the proposal considered for inclusion in the proxy statement for that meeting must, in addition to complying with applicable laws and regulations governing submission of such proposals, deliver the proposal to us for consideration no later than February 1, 2011. Such proposal should be sent to us, care of our Secretary, A.J. Hernandez. Each proposal must set forth: (1) a brief description of the business the stockholder desires to bring before the annual meeting and the reasons for conducting such business at the annual meeting; (2) the name and record address of the stockholder proposing such business; (3) the class and number of shares of the Company that are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business.

If a stockholder wishes to present a proposal before the 2011 Annual Meeting of Stockholders, but does not wish to have the proposal considered for inclusion in the proxy statement, the stockholder must give written notice to us at the address noted above. The notice must be submitted by April 30, 2011. If a stockholder submits a proposal after April 30, 2011, our proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at our 2011 annual meeting.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K for the year ending December 31, 2009 is available for public viewing on the SEC’s website at www.sec.gov.  The Company will provide, without charge, to each person solicited, upon the written request of any such person, a copy of the Company’s Annual Report on Form 10-K for the year ending December 31, 2009, including the financial statements and the financial statement schedules, required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act.  Written requests should be submitted to the attention of Jackie Valldejuli, Controller, at the offices of the Company, 7805 NW 15th Street, Miami, Florida 33126. Each written request must include a good faith representation that, as of July 6, 2010, the person making the request was a beneficial owner of our common stock.

DELIVERY TO STOCKHOLDERS SHARING AN ADDRESS

Only one copy of the notice of this proxy statement is being delivered to two or more stockholders who share an address, unless the Company has received contrary instructions from one or more of such stockholders.  A separate copy of the notice will be promptly delivered upon written or oral request of a stockholder at a shared address directed to the attention of the Company at 7805 NW 15th Street, Miami, Florida 33126, telephone number (305) 599-1812.  Stockholders at a shared address who wish to receive multiple copies of the Company’s notices in the future, or alternatively who are receiving multiple copies and wish to receive only a single copy, may direct their request to the attention of Company at the forgoing address and telephone number.

By Order of the Board of Directors

/s/ Albert P. Hernandez
Albert P. Hernandez,
Chief Executive Officer

June , 2010

APPENDIX A

Certificate of Amendment to Amended and Restated
Articles of Incorporation of SkyPostal Networks, Inc.
(Pursuant to Sections 78.385 and 78.390 of the Nevada Revised Statutes)

1.	The name of the corporation is SkyPostal Networks, Inc.

2.	The Amended and Restated Articles of Incorporation of the corporation have been amended as follows:

A) Article I is hereby amended in its entirety as follows:

Article I
Name

The name of the corporation is SkyShop Logistics, Inc. (the “Corporation”).

B) Article II, Section 1 is hereby amended in its entirety as follows:

Section 1. Authorized Shares. The aggregate number of capital stock shares which the Corporation shall have authority to issue is four hundred million (400,000,000) shares, consisting of (i) three hundred fifty million (350,000,000) shares of Common Stock having a par value of $0.001 per share and (ii) fifty million (50,000,000) shares of Preferred Stock with a par value of $0.001 per share. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions and relative, participating, optional and other rights, and the qualifications, limitations or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this Article II.

3.
The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the amended and restated articles of incorporation, have voted in favor of the amendment is the majority of the outstanding shares of common stock of the corporation.

/s/ Albert Hernandez
Albert P. Hernandez
Chief Executive Officer

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
SKYPOSTAL NETWORKS, INC.
TO BE HELD JULY __, 2010

The undersigned hereby appoints Albert P. Hernandez as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of SkyPostal Networks, Inc. held of record by the undersigned on July 6, 2010 at the Annual Meeting of Stockholders to be held July __, 2010, at 10:00 a.m. at the Company’s Executive Offices located at 7805 NW 15th Street, Miami, Florida 33126, or any adjournment or postponement thereof.

1.	ELECTION OF DIRECTORS	FOR the election as a director of all nominees listed below (except as marked to the contrary below). ☐	WITHHOLD AUTHORITY to vote for all nominees listed below. ☐

NOMINEES:	Harold Gassenheimer	John Nolan

2.	AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK	FOR the Amendment of the Company’s Articles of Incorporation to increase the authorized shares of common stock of the Company to 350,000,000 shares of common stock. ☐	WITHHOLD AUTHORITY to approve the Amendment of the Company’s Articles of Incorporation to increase the authorized shares of common stock of the Company to 350,000,000 shares of common stock. ☐

3.	AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY	FOR the Amendment of the Company’s Articles of Incorporation to change the name of the Company to SkyShop Logistics, Inc. ☐	WITHHOLD AUTHORITY to approve the Amendment of the Company’s Articles of Incorporation to change the name of the Company to SkyShop Logistics, Inc. ☐

4.	RATIFICATION OF THE APPOINTMENT OF MORRISON, BROWN, ARGIZ & FARRA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010	FOR the ratification of the appointment of Morrison, Brown, Argiz & Farra, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. ☐	WITHOLD AUTHORITY to ratify the appointment of Morrison, Brown, Argiz & Farra, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. ☐

INSTRUCTION: To withhold authority to vote for individual nominees, strike through their names above.

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned Stockholder.  WHERE NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED IN ITEM 1 ABOVE, FOR THE APPROVAL OF THE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY TO 350,000,000 SHARES OF COMMON STOCK, FOR THE APPROVAL OF THE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO SKYSHOP LOGISTICS, INC., AND FOR THE RATIFICATION OF THE APPOINTMENT OF MORRISON, BROWN, ARGIZ & FARRA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

The undersigned hereby revoked all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.
 Please sign exactly as your name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.  If a corporation, please sign in full corporate name by its President or other authorized officer.  If a partnership, please sign in partnership name by an authorized partner.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July [  ], 2010.  SkyPostal’s 2010 Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2009 are available at www.skypostal.com.   Please call Jackie Valldejuli at (305) 599-1812 if you wish to receive directions to the meeting.

Dated:
Print Name

PLEASE MARK, SIGN, DATE	Signature
AND RETURN THE PROXY
PROMPTLY USING THE
ENCLOSED ENVELOPE.	Signature, if held jointly